UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811- 03940

Strategic Funds, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Bennett A. MacDougall, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	06/30/16

The following N-CSR relates only to the Registrant’s series listed below and does not affect the other series of the Registrant, which have different fiscal year ends and, therefore, different N-CSR reporting requirements.  Separate N-CSR Forms will be filed for those series, as appropriate.

Dreyfus Active MidCap Fund

FORM N-CSR

Item 1.       Reports to Stockholders.

Dreyfus Active MidCap Fund

SEMIANNUAL REPORT June 30, 2016

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

Dreyfus Active MidCap Fund	The Fund

A LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Active MidCap Fund, covering the six-month period from January 1, 2016 through June 30, 2016. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Financial markets experienced heightened turbulence over the first half of 2016 when global economic challenges fueled dramatic swings in market sentiment. At the start of the year, investors reacted cautiously to an economic slowdown in China, sluggish growth in Europe, plummeting commodity prices, and rising short-term interest rates in the United States. These worries sparked sharp declines in U.S. and global equity markets, while high-quality bonds gained value as investors flocked to traditional safe havens.

Investor sentiment subsequently rebounded when U.S. monetary policymakers refrained from additional rate hikes, major central banks eased their monetary policies further, and commodity prices improved. Stocks rallied strongly during the spring, recouping earlier losses, and bonds continued to benefit from robust investor demand. Still, by June, uncertainty continued to dominate the capital markets amid worries about Great Britain’s exit from the European Union and disappointing job growth in the United States.

We remain encouraged by the resilience of the stock and bond markets, but we expect volatility to persist until global economic uncertainty abates. In addition, wide differences in underlying fundamental and technical influences across various asset classes, economic sectors, and regional markets suggest that selectivity may be an important determinant of investment success over the second half of 2016. As always, we encourage you to discuss the implications of our observations with your financial advisor.

Thank you for your continued confidence and support.

Sincerely,

J. Charles Cardona
President
The Dreyfus Corporation
July 15, 2016

DISCUSSION OF FUND PERFORMANCE

For the period of January 1, 2016 through June 30, 2016, as provided by C. Wesley Boggs, William S. Cazalet, CAIA, and Ronald P. Gala, CFA, Portfolio Managers

Market and Fund Performance Overview

For the six-month period ended June 30, 2016, Dreyfus Active MidCap Fund’s Class A shares achieved a total return of -0.13%, Class C shares returned -0.56%, Class I shares returned -0.05%, and Class Y shares returned 0.04%.1 In comparison, the fund’s benchmark, the Russell Midcap Index (the “Index”), achieved a total return of 5.50% for the same period.2

Mid-cap stocks posted relatively strong total returns, on average, over the first half of 2016 amid heightened market volatility sparked by global economic uncertainty. The fund produced lower returns than its benchmark, mainly due to security selection shortfalls in the energy, financials, and industrials sectors.

The Fund’s Investment Approach

The fund seeks to maximize capital appreciation by investing in midsized companies, as represented by the Russell Midcap Index. In pursuing this goal, we use quantitative models designed to identify equity securities with attractive long-term relative valuations, sustainable earnings, and behavioral factors, such as stock buybacks and analysts’ earnings revisions, that may indicate potential misvaluations. We generally maintain sector concentrations that are roughly in line with the Index. We periodically reapply these models and adjust the fund’s holdings. Stocks no longer favored by the models are sold, and highly rated stocks are purchased. The fund’s models are enhanced from time to time as suggested by our team’s ongoing research efforts.

Positive Market Returns Masked Heightened Volatility

Mid-cap stocks generally proved volatile over the first half of 2016 as investor sentiment vacillated between concerns about the global economy and optimism regarding generally solid U.S. business fundamentals. In January 2016, disappointing economic data in China sparked renewed weakness in commodity prices, and investors again grew concerned about the potential impact of China’s troubles on the United States. In addition, U.S. investors worried that higher short-term interest rates from the Federal Reserve Board (the “Fed”) might weigh on the domestic economic recovery. Consequently, U.S. stocks declined particularly sharply at the start of the year.

The market’s slide continued into February, but strong U.S. economic data and better-than-expected corporate earnings helped trigger a rebound later in the month. The rally continued through the spring after the Fed refrained from implementing additional rate hikes, commodity prices rebounded, and foreign currencies strengthened against the U.S. dollar. Although disappointing monthly job data in the United States and a vote in the United Kingdom to leave the European Union introduced renewed market turmoil in June, U.S. markets bounced back quickly, and the Russell Midcap Index ended the reporting period with a higher total return than comparable small- and large-cap indices.

Stock Selection Dampened Relative Results

The fund’s results compared to the benchmark were constrained over the first half of 2016. The fund’s relative performance was undercut by stock selections in the energy sector, where oil refiners such as CVR Energy and Tesoro struggled in a challenging environment for refining margins. Other securities in the oil, gas, and consumable fuels industry weighed further on the fund’s relative performance.

DISCUSSION OF FUND PERFORMANCE (continued)

In the financials sector, a number of the fund’s holdings were hurt by low interest rates and narrowing yield differences along the bond market’s maturity spectrum, which put downward pressure on lenders’ and insurers’ profit margins. Relative results in the industrials sector were undermined by weakness among airlines when the entire industry group underperformed our expectations. Jet Blue Airways and Alaska Air Group were hit hard in this environment, and the latter airline also encountered tepid investor response to its acquisition of Virgin America. In other areas, biotechnology firm United Therapeutics missed a quarterly earnings target, and investors grew concerned when regulators raised concerns about a new product.

The fund achieved better relative results in the consumer discretionary sector, where discount retailer Dollar General reported better-than-expected earnings and raised its dividend. The fund’s overweighted exposure to metals-and-mining companies bolstered returns. Metals service center company Reliance Steel & Aluminum posted better-than-expected results both times it reported earnings during the period. The fund also achieved strong relative results through a number of successful stock selections in the telecommunication services sector. The fund’s top individual performer for the reporting period was aerospace/defense company Huntington Ingalls, which advanced after winning a new U.S. military contract.

Companies With Solid Fundamentals

As of the reporting period’s end, our quantitative models have continued to identify what we believe are attractive investment opportunities across a broad spectrum of mid-cap companies and industry groups. Indeed, recent bouts of volatility have provided opportunities to purchase the stocks of companies ranked highly by our process. When the fund’s holdings reach what we perceive to be fuller valuations, we expect to replace them with high-quality companies that display then-currently attractive valuations in our model. In addition, we continue to maintain a broadly diversified portfolio.

July 15, 2016

Equities are subject generally to market, market sector, market liquidity, issuer, and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of mid-cap companies often experience sharper price fluctuations than stocks of large-cap companies.

¹ Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions, in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption fund shares may be worth more or less than their original cost.

² SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions. The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance. Investors cannot invest directly in any index.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Active MidCap Fund from January 1, 2016 to June 30, 2016. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended June 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.71	$ 9.92	$ 4.72	$ 3.88
Ending value (after expenses)	$998.70	$994.40	$999.50	$1,000.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended June 30, 2016
	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$ 5.77	$ 10.02	$ 4.77	$ 3.92
Ending value (after expenses)	$1,019.14	$1,014.92	$1,020.14	$1,020.98

† Expenses are equal to the fund’s annualized expense ratio of 1.15% for Class A, 2.00% for Class C, .95% for Class I and .78% Class Y, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

June 30, 2016 (Unaudited)

Common Stocks - 99.1%	Shares		Value ($)
Automobiles & Components - 2.4%
Lear	71,700		7,296,192
Visteon	97,900		6,442,799
			13,738,991
Banks - 3.6%
BancorpSouth	94,300		2,139,667
Cathay General Bancorp	222,500		6,274,500
KeyCorp	533,700		5,897,385
SunTrust Banks	160,800		6,605,664
			20,917,216
Capital Goods - 9.0%
Allison Transmission Holdings	146,300		4,130,049
BWX Technologies	225,200		8,055,404
HD Supply Holdings	151,700	[a]	5,282,194
Huntington Ingalls Industries	58,800		9,880,164
Lennox International	51,800		7,386,680
Owens Corning	170,200		8,768,704
Spirit AeroSystems Holdings, Cl. A	174,300	[a]	7,494,900
Textron	26,300		961,528
			51,959,623
Consumer Durables & Apparel - 3.7%
Brunswick	168,800		7,650,016
D.R. Horton	109,600		3,450,208
Michael Kors Holdings	80,500	[a]	3,983,140
Tempur Sealy International	116,200	[a,b]	6,428,184
			21,511,548
Consumer Services - 5.8%
Brinker International	42,200		1,921,366
Darden Restaurants	129,400		8,196,196
Marriott International, Cl. A	129,900	[b]	8,633,154
ServiceMaster Global Holdings	196,300	[a]	7,812,740
Wyndham Worldwide	98,300	[b]	7,001,909
			33,565,365
Diversified Financials - 5.2%
Affiliated Managers Group	29,400	[a]	4,138,638
Ameriprise Financial	58,400		5,247,240
Moody's	88,600		8,302,706
Synchrony Financial	149,800	[a]	3,786,944

Common Stocks - 99.1% (continued)	Shares		Value ($)
Diversified Financials - 5.2% (continued)
T. Rowe Price Group	117,000		8,537,490
			30,013,018
Energy - 3.4%
CVR Energy	118,900	[b]	1,842,950
HollyFrontier	88,400		2,101,268
Marathon Petroleum	40,600		1,541,176
Tesoro	102,300		7,664,316
Western Refining	24,100	[b]	497,183
World Fuel Services	130,000		6,173,700
			19,820,593
Food & Staples Retailing - 1.2%
Kroger	192,400		7,078,396
Food, Beverage & Tobacco - 5.9%
ConAgra Foods	205,400		9,820,174
Hormel Foods	99,900		3,656,340
Ingredion	56,800		7,350,488
J.M. Smucker	8,900		1,356,449
Mead Johnson Nutrition	21,900		1,987,425
Tyson Foods, Cl. A	151,500		10,118,685
			34,289,561
Health Care Equipment & Services - 3.7%
Allscripts Healthcare Solutions	45,900	[a,b]	582,930
AmerisourceBergen	49,500		3,926,340
Cigna	18,500		2,367,815
Edwards Lifesciences	3,400	[a]	339,082
Hologic	228,400	[a]	7,902,640
Teleflex	35,400		6,276,774
			21,395,581
Insurance - 3.4%
Aon	37,200		4,063,356
Hartford Financial Services Group	36,800		1,633,184
Lincoln National	159,300		6,176,061
Unum Group	251,100		7,982,469
			19,855,070
Materials - 6.2%
Celanese, Ser. A	68,000		4,450,600
Commercial Metals	142,800		2,413,320
Crown Holdings	83,600	[a]	4,236,012
Nucor	164,300		8,118,063

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks - 99.1% (continued)	Shares		Value ($)
Materials - 6.2% (continued)
Reliance Steel & Aluminum	118,600		9,120,340
Steel Dynamics	112,800		2,763,600
Worthington Industries	116,400		4,923,720
			36,025,655
Pharmaceuticals, Biotechnology & Life Sciences - 6.0%
Agilent Technologies	111,500		4,946,140
Bruker	64,400		1,464,456
Charles River Laboratories International	81,100	[a]	6,685,884
Mettler-Toledo International	18,960	[a]	6,918,883
PerkinElmer	28,500		1,493,970
Quintiles Transnational Holdings	64,500	[a]	4,213,140
United Therapeutics	47,700	[a]	5,052,384
Zoetis	83,300		3,953,418
			34,728,275
Real Estate - 7.9%
CBRE Group, Cl. A	9,300	[a]	246,264
General Growth Properties	321,600	[c]	9,590,112
Host Hotels & Resorts	383,900	[c]	6,223,019
Kilroy Realty	132,200	[c]	8,763,538
Lamar Advertising, Cl. A	89,000	[c]	5,900,700
Macerich	19,600	[c]	1,673,644
Piedmont Office Realty Trust, Cl. A	145,600	[b,c]	3,136,224
Post Properties	57,600	[c]	3,516,480
Prologis	38,600	[c]	1,892,944
Taubman Centers	65,800	[c]	4,882,360
			45,825,285
Retailing - 6.7%
Bed Bath & Beyond	16,900	[b]	730,418
Big Lots	146,200	[b]	7,326,082
Dollar General	117,400		11,035,600
Foot Locker	115,800		6,352,788
GNC Holdings, Cl. A	50,000		1,214,500
Nordstrom	41,300	[b]	1,571,465
O'Reilly Automotive	37,480	[a]	10,160,828
			38,391,681
Semiconductors & Semiconductor Equipment - .8%
First Solar	95,000	[a]	4,605,600
Software & Services - 10.8%
Activision Blizzard	164,000		6,499,320

Common Stocks - 99.1% (continued)	Shares		Value ($)
Software & Services - 10.8% (continued)
ANSYS	11,900	[a]	1,079,925
Citrix Systems	110,100	[a]	8,817,909
DST Systems	27,400		3,190,182
Electronic Arts	129,900	[a]	9,841,224
Fiserv	92,500	[a]	10,057,525
NeuStar, Cl. A	63,500	[a,b]	1,492,885
Nuance Communications	422,100	[a]	6,597,423
Red Hat	61,000	[a]	4,428,600
Vantiv, Cl. A	36,800	[a]	2,082,880
VeriSign	96,600	[a,b]	8,352,036
			62,439,909
Technology Hardware & Equipment - 3.6%
Brocade Communications Systems	571,600		5,247,288
Ciena	358,200	[a]	6,716,250
Ingram Micro, Cl. A	64,300		2,236,354
Motorola Solutions	62,300		4,109,931
NCR	81,000	[a]	2,249,370
			20,559,193
Telecommunication Services - 1.7%
CenturyLink	326,600		9,474,666
Transportation - 4.1%
Alaska Air Group	92,700		5,403,483
CH Robinson Worldwide	46,000		3,415,500
JetBlue Airways	375,800	[a]	6,223,248
Southwest Airlines	217,600		8,532,096
			23,574,327
Utilities - 4.0%
AES	94,600		1,180,608
Entergy	14,400		1,171,440
FirstEnergy	258,400		9,020,744
Great Plains Energy	267,500		8,132,000
PPL	100,000		3,775,000
			23,279,792
Total Common Stocks (cost $510,370,634)			573,049,345
Other Investment - .9%
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund (cost $5,328,142)	5,328,142	[d]	5,328,142

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Investment of Cash Collateral for Securities Loaned - 4.9%	Shares		Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund, Institutional Shares (cost $28,473,022)	28,473,022	[d]	28,473,022
Total Investments (cost $544,171,798)	104.9%		606,850,509
Liabilities, Less Cash and Receivables	(4.9%)		(28,397,899)
Net Assets	100.0%		578,452,610

a Non-income producing security.

b Security, or portion thereof, on loan. At June 30, 2016, the value of the fund’s securities on loan was $28,684,367 and the value of the collateral held by the fund was $29,242,651, consisting of cash collateral of $28,473,022 and U.S. Government & Agency securities valued at $769,629.

c Investment in real estate investment trust.

d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited) †	Value (%)
Software & Services	10.8
Capital Goods	9.0
Real Estate	7.9
Retailing	6.7
Materials	6.2
Pharmaceuticals, Biotechnology & Life Sciences	6.0
Food, Beverage & Tobacco	5.9
Consumer Services	5.8
Money Market Investments	5.8
Diversified Financials	5.2
Transportation	4.1
Utilities	4.0
Consumer Durables & Apparel	3.7
Health Care Equipment & Services	3.7
Banks	3.6
Technology Hardware & Equipment	3.6
Energy	3.4
Insurance	3.4
Automobiles & Components	2.4
Telecommunication Services	1.7
Food & Staples Retailing	1.2
Semiconductors & Semiconductor Equipment	.8
104.9

† Based on net assets.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2016 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $28,684,367)—Note 1(b):
Unaffiliated issuers	510,370,634	573,049,345
Affiliated issuers	33,801,164	33,801,164
Cash		140,743
Receivable for shares of Common Stock subscribed		444,803
Dividends and securities lending income receivable		413,269
Prepaid expenses		40,455
		607,889,779
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)		527,012
Liability for securities on loan—Note 1(b)		28,473,022
Payable for shares of Common Stock redeemed		329,784
Accrued expenses		107,351
		29,437,169
Net Assets ($)		578,452,610
Composition of Net Assets ($):
Paid-in capital		519,918,283
Accumulated undistributed investment income—net		1,540,601
Accumulated net realized gain (loss) on investments		(5,684,985)
Accumulated net unrealized appreciation (depreciation) on investments		62,678,711
Net Assets ($)		578,452,610

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	494,880,835	9,911,150	73,659,613	1,012
Shares Outstanding	9,019,611	193,356	1,332,919	18.30
Net Asset Value Per Share ($)	54.87	51.26	55.26	55.30

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2016 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	4,477,760
Affiliated issuers	14,554
Income from securities lending—Note 1(b)	24,569
Total Income	4,516,883
Expenses:
Management fee—Note 3(a)	2,038,580
Shareholder servicing costs—Note 3(c)	876,232
Professional fees	38,340
Distribution fees—Note 3(b)	32,287
Registration fees	31,601
Prospectus and shareholders’ reports	26,985
Directors’ fees and expenses—Note 3(d)	22,446
Custodian fees—Note 3(c)	21,740
Loan commitment fees—Note 2	4,655
Miscellaneous	15,900
Total Expenses	3,108,766
Less—reduction in fees due to earnings credits—Note 3(c)	(4,218)
Net Expenses	3,104,548
Investment Income—Net	1,412,335
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(5,684,016)
Net unrealized appreciation (depreciation) on investments	5,080,702
Net Realized and Unrealized Gain (Loss) on Investments	(603,314)
Net Increase in Net Assets Resulting from Operations	809,021

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015[a]
Operations ($):
Investment income—net	1,412,335	3,027,280
Net realized gain (loss) on investments	(5,684,016)	36,708,592
Net unrealized appreciation (depreciation) on investments	5,080,702	(32,312,759)
Net Increase (Decrease) in Net Assets Resulting from Operations	809,021	7,423,113
Dividends to Shareholders from ($):
Investment income—net:
Class A	-	(2,794,959)
Class I	(35,076)	(281,620)
Class Y	(1)	(9)
Net realized gain on investments:
Class A	(3,734,387)	(11,993,198)
Class C	(71,200)	(190,046)
Class I	(416,906)	(765,010)
Class Y	(8)	(26)
Total Dividends	(4,257,578)	(16,024,868)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	32,356,996	52,395,697
Class C	3,481,586	3,179,592
Class I	56,102,523	35,190,746
Class Y	-	1,000
Dividends reinvested:
Class A	3,552,082	14,074,498
Class C	63,342	166,142
Class I	350,317	1,004,204
Cost of shares redeemed:
Class A	(25,692,358)	(62,970,581)
Class C	(1,011,937)	(1,123,987)
Class I	(18,636,822)	(6,762,446)
Increase (Decrease) in Net Assets from Capital Stock Transactions	50,565,729	35,154,865
Total Increase (Decrease) in Net Assets	47,117,172	26,553,110
Net Assets ($):
Beginning of Period	531,335,438	504,782,328
End of Period	578,452,610	531,335,438
Undistributed investment income—net	1,540,601	163,343

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended June 30, 2016 (Unaudited)	Year Ended December 31, 2015[a]
Capital Share Transactions (Shares):
Class A
Shares sold	607,401	897,521
Shares issued for dividends reinvested	65,259	251,721
Shares redeemed	(478,074)	(1,086,887)
Net Increase (Decrease) in Shares Outstanding	194,586	62,355
Class C
Shares sold	69,525	58,475
Shares issued for dividends reinvested	1,243	3,166
Shares redeemed	(19,886)	(20,831)
Net Increase (Decrease) in Shares Outstanding	50,882	40,810
Class I
Shares sold	1,042,517	598,807
Shares issued for dividends reinvested	6,393	17,827
Shares redeemed	(350,370)	(116,670)
Net Increase (Decrease) in Shares Outstanding	698,540	499,964
Class Y
Shares sold	-	18.30

[a]Effective September 1, 2015, the fund commenced offering Class Y shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund’s financial statements.

	Six Months Ended June 30, 2016 (Unaudited)
		Year Ended December 31,
Class A Shares		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	55.36	56.12	49.11	36.47	31.08	32.85
Investment Operations:
Investment income—net[a]	.14	.33	.15	.29	.41	.07
Net realized and unrealized gain (loss) on investments	(.21)	.64	7.01	12.65	5.41	(1.78)
Total from Investment Operations	(.07)	.97	7.16	12.94	5.82	(1.71)
Distributions:
Dividends from investment income—net	-	(.33)	(.15)	(.30)	(.43)	(.06)
Dividends from net realized gain on investments	(.42)	(1.40)	-	-	-	-
Total Distributions	(.42)	(1.73)	(.15)	(.30)	(.43)	(.06)
Net asset value, end of period	54.87	55.36	56.12	49.11	36.47	31.08
Total Return (%)[b]	(.13)[c]	1.69	14.58	35.50	18.74	(5.21)
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	1.15[d]	1.13	1.15	1.15	1.20	1.24
Ratio of net expenses to average net assets	1.15[d]	1.13	1.14	1.15	1.20	1.24
Ratio of net investment income to average net assets	.51[d]	.57	.28	.68	1.19	.20
Portfolio Turnover Rate	31.34[c]	60.96	73.99	74.57	68.84	83.46
Net Assets, end of period ($ x 1,000)	494,881	488,571	491,786	457,146	364,625	351,999

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended June 2016 (Unaudited)
		Year Ended December 31,
Class C Shares		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	51.97	52.92	46.57	34.67	29.51	31.38
Investment Operations:
Investment income (loss)—net[a]	(.08)	(.14)	(.28)	(.06)	.08	(.19)
Net realized and unrealized gain (loss) on investments	(.21)	.59	6.63	11.96	5.15	(1.68)
Total from Investment Operations	(.29)	.45	6.35	11.90	5.23	(1.87)
Distributions:
Dividends from investment income—net	-	-	-	-	(.07)	-
Dividends from net realized gain on investments	(.42)	(1.40)	-	-	-	-
Total Distributions	(.42)	(1.40)	-	-	(.07)	-
Net asset value, end of period	51.26	51.97	52.92	46.57	34.67	29.51
Total Return (%)[b]	(.56)[c]	.82	13.64	34.32	17.69	(5.93)
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	2.00[d]	1.98	2.01	2.04	2.07	2.04
Ratio of net expenses to average net assets	2.00[d]	1.98	2.00	2.00	2.07	2.04
Ratio of net investment income (loss) to average net assets	(.32)[d]	(.26)	(.57)	(.16)	.23	(.61)
Portfolio Turnover Rate	31.34[c]	60.96	73.99	74.57	68.84	83.46
Net Assets, end of period ($ x 1,000)	9,911	7,405	5,380	4,597	4,730	6,014

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

See notes to financial statements.

	Six Months Ended June 30, 2016 (Unaudited)
		Year Ended December 31,
Class I Shares		2015	2014	2013	2012	2011
Per Share Data ($):
Net asset value, beginning of period	55.74	56.67	49.65	36.92	31.47	33.26
Investment Operations:
Investment income—net[a]	.21	.52	.26	.36	.48	.09
Net realized and unrealized gain (loss) on investments	(.23)	.57	7.10	12.81	5.48	(1.80)
Total from Investment Operations	(.02)	1.09	7.36	13.17	5.96	(1.71)
Distributions:
Dividends from investment income—net	(.04)	(.62)	(.34)	(.44)	(.51)	(.08)
Dividends from net realized gain on investments	(.42)	(1.40)	-	-	-	-
Total Distributions	(.46)	(2.02)	(.34)	(.44)	(.51)	(.08)
Net asset value, end of period	55.26	55.74	56.67	49.65	36.92	31.47
Total Return (%)	(.05)[b]	1.88	14.84	35.73	18.94	(5.14)
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets	.95[c]	.93	.94	.95	1.04	1.19
Ratio of net expenses to average net assets	.95[c]	.93	.94	.95	1.04	1.17
Ratio of net investment income to average net assets	.75[c]	.92	.50	.80	1.36	.25
Portfolio Turnover Rate	31.34[b]	60.96	73.99	74.57	68.84	83.46
Net Assets, end of period ($ x 1,000)	73,660	35,359	7,617	5,256	3,380	2,978

a Based on average shares outstanding.

b Not annualized.

c Annualized.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended June 30, 2016 (Unaudited)
		Year Ended
Class Y Shares		December 31, 2015[a]
Per Share Data ($):
Net asset value, beginning of period	55.74	54.64
Investment Operations:
Investment income—net	.23	.24
Net realized and unrealized gain (loss) on investments	(.20)	2.76
Total from Investment Operations	.03	3.00
Distributions:
Dividends from investment income—net	(.05)	(.50)
Dividends from net realized gain on investments	(.42)	(1.40)
Total Distributions	(.47)	(1.90)
Net asset value, end of period	55.30	55.74
Total Return (%)[b]	(.04)	5.46
Ratios/ Supplemental Data (%):
Ratio of total expenses to average net assets[c]	.78	.79
Ratio of net expenses to average net assets[c]	.78	.79
Ratio of net investment income to average net assets[c]	.87	1.25
Portfolio Turnover Rate	31.34[b]	60.96
Net Assets, end of period ($ x 1,000)	1	1

a From September 1, 2015 (commencement of initial offering) to December 31, 2015.

b Not annualized.

c Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Active MidCap Fund (the “fund”) is a separate diversified series of Strategic Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering ten series, including the fund. The fund’s investment objective is to seek to maximize capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares. The fund is authorized to issue 170 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (40 million shares authorized), Class C (15 million shares authorized), Class I (15 million shares authorized) and Class Y (100 million shares authorized). Class A shares generally are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I and Class Y shares are sold at net asset value per share generally to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of June 30, 2016, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with

NOTES TO FINANCIAL STATEMENTS (continued)

GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and financial futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the the Company’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2016 in valuing the fund’s investments:

NOTES TO FINANCIAL STATEMENTS (continued)

Assets ($)	Level 1 - Unadjusted Quoted Prices	Level 2 – Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Investments in Securities:
Equity Securities - Domestic Common Stocks†	569,066,205	-	-	569,066,205
Equity Securities - Foreign Common Stocks†	3,983,140	-	-	3,983,140
Mutual Funds	33,801,164	-	-	33,801,164

† See Statement of Investments for additional detailed categorizations.

At June 30, 2016, there were no transfers between levels of the fair value hierarchy.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2016, The Bank of New York Mellon earned $7,649 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” under the Act. Investments in affiliated investment companies during the period ended June 30, 2016 were as follows:

Affiliated Investment Company	Value 12/31/2015 ($)	Purchases ($)	Sales ($)	Value 6/30/2016 ($)	Net Assets (%)
Dreyfus Institutional Cash Advantage Fund, Institutional Shares	5,868,670	84,493,567	61,889,215	28,473,022	4.9
Dreyfus Institutional Preferred Plus Money Market Fund	6,689,475	62,995,797	64,357,130	5,328,142.9
Total	12,558,145	147,489,364	126,246,345	33,801,164	5.8

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2016, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2016, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2015 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2015 was as follows: ordinary income $3,076,588

NOTES TO FINANCIAL STATEMENTS (continued)

and long-term capital gains $12,948,280. The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $555 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. Prior to January 11, 2016, the unsecured credit facility with Citibank, N.A. was $480 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2016, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended June 30, 2016, the Distributor retained $5,255 from commissions earned on sales of the fund’s Class A shares and $4,586 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended June 30, 2016, Class C shares were charged $32,287 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2016, Class A and Class C shares were charged $601,103 and $10,762, respectively, pursuant to the Shareholder Services Plan.

The fund has arrangements with the transfer agent and the custodian whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency and custody fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing transfer agency and cash management services for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2016, the fund was charged $115,648 for transfer agency services and $9,036 for cash management services. These fees are included in Shareholder servicing costs in the Statement of Operations. Cash management fees were partially offset by earnings credits of $4,218.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2016, the fund was charged $21,740 pursuant to the custody agreement.

During the period ended June 30, 2016, the fund was charged $4,812 for services performed by the Chief Compliance Officer and his staff.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $355,446, Distribution Plan fees $6,022, Shareholder Services Plan fees $103,993, custodian fees $14,000, Chief Compliance Officer fees $4,812 and transfer agency fees $42,739.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended June 30, 2016, amounted to $224,810,758 and $170,363,645, respectively.

At June 30, 2016, accumulated net unrealized appreciation on investments was $62,678,711, consisting of $90,179,893 gross unrealized appreciation and $27,501,182 gross unrealized depreciation.

NOTES TO FINANCIAL STATEMENTS (continued)

At June 30, 2016, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

NOTE 5—Pending Legal Matters:

The fund and many other entities have been named as defendants in numerous pending litigations as a result of their participation in the leveraged buyout transaction (“LBO”) of the Tribune Company (“Tribune”). The cases allege that Tribune took on billions of dollars of debt in the LBO to purchase its own stock from shareholders at $34 per share. The LBO was closed in a two-step transaction with shares being repurchased by Tribune in a tender offer in June 2007 and in a go private merger in December 2007. In 2008, approximately one year after the LBO was concluded, Tribune filed for bankruptcy protection under Chapter 11. Thereafter, in approximately June 2011, certain Tribune creditors filed dozens of complaints in various courts throughout the country alleging that the payments made to shareholders in the LBO were “fraudulent conveyances” under state and/or federal law, and that the shareholders must return the payments they received for their shares to satisfy the plaintiffs’ unpaid claims. These cases have been consolidated for coordinated pre-trial proceedings in a multi-district litigation in the United States District Court for the Southern District of New York titled In re Tribune Company Fraudulent Conveyance Litigation (S.D.N.Y. Nos. 11-md-2296 and 12-mc-2296 (RJS) (“Tribune MDL”)). On March 27, 2013, the Tribune MDL was reassigned from Judge William H. Pauley to Judge Richard J. Sullivan. No explanation was given for the reassignment.

In addition, there was a case pending in United States Bankruptcy Court for the District of Delaware brought by the Unsecured Creditors Committee of the Tribune Company that has since been transferred to the Tribune MDL (formerly The Official Committee of Unsecured Creditors of Tribune Co. v. FitzSimons, et al., Bankr. D. Del. Adv. Pro. No. 10-54010 (KJC)) (“FitzSimons case”). The case was originally filed on November 1, 2010. In a Fourth Amended Complaint filed in November 2012, among other claims, the Creditors Committee sought recovery under the Bankruptcy Code for alleged “fraudulent conveyances” from more than 5,000 Tribune shareholders (“Shareholder Defendants”), including the fund, and a defendants’ class of all shareholders who tendered their Tribune stock in the LBO and received cash in exchange. There were 35 other counts in the Fourth Amended Complaint that did not relate to claims against Shareholder Defendants, but instead were brought against parties directly involved in approval or execution of the leveraged buyout. On January 10, 2013, pursuant to the Tribune bankruptcy plan, Mark S. Kirchner, as

Litigation Trustee for the Tribune Litigation Trust, became the successor plaintiff to the Creditors Committee in this case. The case is now proceeding as: Mark S. Kirchner, as Litigation Trustee for the Tribune Litigation Trust v. FitzSimons, et al., S.D.N.Y. No. 12-cv-2652 (RJS). On August 1, 2013, the plaintiff filed a Fifth Amended Complaint with the Court. The Fifth Amended Complaint contains more detailed allegations regarding the steps Tribune took in consideration and execution of the LBO, but does not change the legal basis for the claim previously alleged against the Shareholder Defendants.

On November 6, 2012, a motion to dismiss was filed in the Tribune MDL. Oral argument on the motion to dismiss was held on May 23, 2013. On September 23, 2013 Judge Sullivan granted the motion to dismiss on standing grounds, after rejecting defendants’ preemption arguments. By granting the motion, Judge Sullivan dismissed nearly 50 cases in the Tribune MDL. The fund was a defendant in at least one of the dismissed cases. The motion had no effect on the FitzSimons case, which had been stayed.

On September 30, 2013, plaintiffs appealed the motion to dismiss decision to the U.S. Court of Appeals for the Second Circuit. On October 28, 2013, certain defendants cross-appealed from Judge Sullivan’s decision, seeking review of the arguments that Judge Sullivan rejected in his decision. On March 29, 2016, the Second Circuit issued its decision on the appeal and cross-appeal. A panel of three judges unanimously affirmed the dismissal on the ground that the plaintiffs’ claims were preempted by section 546(e) of the Bankruptcy Code. On April 12, 2016, the plaintiffs/appellants filed a petition with the Second Circuit requesting rehearing of the appeal by the same panel of judges and/or rehearing en banc by all judges on the Second Circuit. As of July 13, 2016, the Second Circuit has not ruled on either request.

On November 11, 2013, Judge Sullivan entered Master Case Order No. 4 in the Tribune MDL. Master Case Order No. 4 addressed numerous procedural and administrative tasks for the cases that remain in the Tribune MDL, including the FitzSimons case. Pursuant to Master Case Order No. 4, the parties – through their executive committees and liaison counsel – attempted to negotiate a protocol for motions to dismiss and other procedural issues, and submitted rival proposals to the Court. On April 24, 2014 the Court entered an order setting a schedule for the first motions to dismiss in the FitzSimons case. Pursuant to that schedule, a “global” motion to dismiss the fraudulent transfer claim asserted against the Shareholder Defendants, which applies equally to all Shareholder Defendants including the fund, was filed on May 23, 2014. Plaintiffs’

NOTES TO FINANCIAL STATEMENTS (continued)

response brief was filed on June 23, 2014, and the reply brief was filed on July 3, 2014. As of July 13, 2016, no date for oral argument has been scheduled. The Court also preserved Shareholder Defendants’ rights to file nineteen motions to dismiss enumerated in their proposal and motions pursuant to Rules 12(b)(2)-(5) of the Federal Rules of Civil Procedure. If these various motions are necessary after the Court decides the global motion to dismiss, the Court will set further guidelines and briefing schedules.

At this stage in the proceedings, it is not possible to assess with any reasonable certainty the probable outcomes of the pending litigations. Consequently, at this time, management is unable to estimate the possible loss that may result.

NOTES

For More Information

Dreyfus Active MidCap Fund

200 Park Avenue
New York, NY 10166

Manager

The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
225 Liberty Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

Dreyfus Transfer, Inc.
200 Park Avenue
New York, NY 10166

Distributor

MBSC Securities Corporation
200 Park Avenue
New York, NY 10166

Ticker Symbols:	Class A: DNLDX Class C:DNLCX Class I: DNLRX Class Y: DNLYX

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@dreyfus.com

Internet Information can be viewed online or downloaded at www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. (phone 1-800-SEC-0330 for information).

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.dreyfus.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-DREYFUS.

© 2016 MBSC Securities Corporation 0085SA0616

Item 2.       Code of Ethics.

                  Not applicable.

Item 3.       Audit Committee Financial Expert.

                  Not applicable.

Item 4.       Principal Accountant Fees and Services.

                  Not applicable.

Item 5.       Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.       Investments.

(a)              Not applicable.

Item 7.       Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

                  Not applicable.

Item 8.       Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.       Purchases of Equity Securities by Closed-End Management Investment Companies and  Affiliated Purchasers.

                  Not applicable.

Item 10.     Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.     Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.     Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strategic Funds, Inc.

By:       /s/ Bradley J. Skapyak

            Bradley J. Skapyak

            President

Date:    August 29, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:       /s/ Bradley J. Skapyak

             Bradley J. Skapyak

            President

Date:    August 29, 2016

By:       /s/ James Windels

            James Windels

            Treasurer

Date:    August 29, 2016

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)